UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 6, 2011

CHINA GREEN ENERGY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53547	26-1548693
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

Jiangsu Wujin Lijia Industrial Park
Lijia Town
Wujin District, Changzhou City
Jiangsu Province 213176
People’s Republic of China
(Address of principal executive offices)

+ (86) 519-86230102
(Registrant's telephone number, including area code)

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure provided under Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2011, the board of directors (the “Board”) of China Green Energy Industries, Inc. (the “Company”), in accordance with Article III of the Company’s Amended and Restated Bylaws, fixed the size of the Board of the Company at five members. The Board then appointed Mr. Jinrong Shen, Ms. Haoru Tao and Ms. Ying Wang to fill the newly created vacancies. Mr. Jinrong Shen, Ms. Haoru Tao and Ms. Ying Wang have been appointed to serve as independent directors (the “Independent Directors”) as the term is defined by Rule 5605(a)(2) of the NASDAQ Listing Rules (the “NADAQ Listing Rules”).

Jinrong Shen

Mr. Shen has been appointed to serve on the audit committee, compensation committee and nominating and governance committee of the board, and as chairman of the nominating and governance committee. Mr. Jinrong Shen has served as technology director of Hohai University, Changzhou School since 2002. From 1994 to 2002, Mr. Shen served as a faculty member of Hohai University. Mr. Shen received his Master’s degree in Engineering from Hohai University, where he majored in electronics and mechanical engineering.

Haoru Tao

Ms. Tao has been appointed to serve on the audit committee, compensation committee and nominating and governance committee of the board, and as chairman of the audit committee. Ms. Haoru Tao has served as a Senior Manager at Shanghai ThinkBridge Certified Public Accountants, a member of HLB International since 2010. Prior to joining ThinkBridge, she was the Asia Pacific Financial Controller for Ascend Performance Materials, a chemical manufacturing company. From 2002 to 2009, Ms. Tao served various senior finance, accounting and internal audit positions in the United States at Levi Strauss & Co., New York Times Co. and Analog Devices Inc. Prior to that, she was a Senior Auditor at Arthur Andersen LLP Shanghai Office from 1999 to 2002. Ms. Tao is a Certified Public Accountant in both USA and China. She is also a Certified Internal Auditor. Ms. Tao holds a Master’s degree in Accounting from Boston College and a Bachelor’s degree in Finance from Fudan University, China.

Ying Wang

Ms. Wang has been appointed to serve on the audit committee, compensation committee and nominating and governance committee of the board, and as chairman of the compensation committee. Ms. Ying Wang has served as director of Changzhou Tsinghua New Energy Vehicle Engineering and Technology Research Institute since 2009. From 2006 to 2009, Ms. Wang worked in a postdoctoral program in new energy vehicle research of China National 863 Program at Tsinghua University. Ms. Wang received her Doctor’s degree in engineering from Southwest Jiaotong University in 2006. Ms. Wang holds 25 patents in fuel cell and new energy vehicles.

In connection with these appointments, the Company entered into an agreement with each Independent Director setting forth the terms of their appointments. Under the agreements, Mr. Shen, Ms. Tao and Ms. Wang are each entitled to receive $10,000, $30,000 and $10,000 annually, which will be payable monthly. Copies of the agreements with Mr. Shen, Ms. Tao and Ms. Wang are attached to this report as Exhibits 10.1, 10.2 and 10.3, respectively.

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any Independent Director that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on January 6, 2011 announcing the appointment of the Independent Directors of the Company is attached hereto as Exhibit 99.1.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 6, 2011, the Board adopted a new Code of Ethics. The Code of Ethics applies to all employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Code of Ethics is attached hereto as Exhibit 14.1 and is incorporated herein by reference. The Code of Ethics will be posted on the corporate governance page of the Company’s website at http://www.chinagei.com as soon as practicable.

Item 8.01. Other Events

On January 6, 2011, the Board, including the Independent Directors, established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee and appointed each of the Independent Directors to each committee. Ms. Haoru Tao was appointed as the Chair of the Audit Committee; Mr. Ying Wang was appointed as the Chair of the Compensation Committee; and Mr. Jinrong Shen was appointed as the Chair of the Governance and Nominating Committee. The Board also determined that Ms. Haoru Tao possesses accounting or related financial management experience that qualifies her as financially sophisticated within the meaning of Rule 5605(c)(2)A) of the NASDAQ Listing Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. Copies of the Audit Committee Charter, the Compensation Committee Charter, and the Governance and Nominating Committee Charter are attached to this report as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference. Each committee charter will also be posted on the corporate governance page of the Company’s website at http://www.chinagei.com as soon as practicable.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit	Description
No.

10.1	Independent Director’s Contract, dated as of January 6, 2011, by and between China Green Energy Industries, Inc. and Jinrong Shen.
10.2	Independent Director’s Contract, dated as of January 6, 2011, by and between China Green Energy Industries, Inc. and Haoru Tao.
10.3	Independent Director’s Contract, dated as of January 6, 2011, by and between China Green Energy Industries, Inc. and Ying Wang.
14.1	China Green Energy Industries, Inc. Code of Ethics, adopted January 6, 2011.
99.1	China Green Energy Industries, Inc. press release, dated January 6, 2011, announcing the appointment of the Independent Directors.
99.2	China Green Energy Industries, Inc. Audit Committee Charter, adopted January 6, 2011.
99.3	China Green Energy Industries, Inc. Compensation Committee Charter, adopted January 6, 2011.
99.4	China Green Energy Industries, Inc. Governance and Nominating Committee Charter, adopted January 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Green Energy Industries, Inc.

Date: January 6, 2011

/s/ Jianliang Shi
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
No.

10.1	Independent Director’s Contract, dated as of January 6, 2011, by and between China Green Energy Industries, Inc. and Jinrong Shen.
10.2	Independent Director’s Contract, dated as of January 6, 2011, by and between China Green Energy Industries, Inc. and Haoru Tao.
10.3	Independent Director’s Contract, dated as of January 6, 2011, by and between China Green Energy Industries, Inc. and Ying Wang.
14.1	China Green Energy Industries, Inc. Code of Ethics, adopted January 6, 2011.
99.1	China Green Energy Industries, Inc. press release, dated January 6, 2011, announcing the appointment of the Independent Directors.
99.2	China Green Energy Industries, Inc. Audit Committee Charter, adopted January 6, 2011.
99.3	China Green Energy Industries, Inc. Compensation Committee Charter, adopted January 6, 2011.
99.4	China Green Energy Industries, Inc. Governance and Nominating Committee Charter, adopted January 6, 2011.